Exhibit: 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Financial Media Group, Inc. (formerly, Giant Jr. Investments, Corp.) (the "Company"), on Form 10-KSB for the period ending August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Javan Khazali, Chief Executive Officer and Chief Financial Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                         /s/ Javan Khazali
                         -------------------
                         Javan Khazali
                         Chief Executive Officer
                         and Chief Financial Officer
                         (Principal Accounting Officer)

                         November 21, 2005